UNITED STATES BANKRUPTCY COURT
                            WESTERN DISTRICT OF TEXAS
                              SAN ANTONIO DIVISION

CASE NAME:  Knight Equipment & Manufacturing Corp.    Petition Date:  08/27/1998
                                                        CASE NUMBER: 98-54130RBK

MONTHLY OPERATING REPORT SUMMARY FOR MONTH: OCTOBER    YEAR 1998

      MONTH                                         SEPTEMBER    OCTOBER
                                                       98           98
--------------------------------------------------------------------------------
  REVENUES (MOR-6)                                   196,843      245,332
  INCOME BEFORE INT, DEPREC./ TAX (MOR-6)             66,557      100,577
  NET INCOME (LOSS) (MOR-6)                           43,650       81,704
  PAYMENTS TO INSIDERS (MOR-9)                        27,012       33,139
  PAYMENTS TO PROFESSIONALS (MOR-9)                        0        7,550
                                                     -------      -------
  TOTAL DISBURSEMENTS (MOR-8)                        215,921      155,400
                                                     =======      =======

*** The original of this document must be filed with the United States Bankruptcy Court and a copy must be sent to the United States Trustees***

--------------------------------------------------------------------------------
                          REQUIRED INSURANCE MAINTAINED
                              AS OF SIGNATURE DATE

                                                              EXP.
                                                              DATE
                                                              ----
  CASUALTY                  YES (X) NO ( )                  8-28-99
  LIABILITY                 YES (X) NO ( )                  8-28-99
  VEHICLE                   YES (X) NO ( )                  8-28-99
  WORKER'S                  YES (X) NO ( )                  8-28-99
--------------------------------------------------------------------------------

  ATTORNEY NAME:  Deborah D. Williams
  FIRM:  Cox & Smith, Incorporated
  ADDRESS:  112 East Pecan
  ADDRESS:  Suite 1800
  CITY, STATE  ZIP:  San Antonio, Texas 78205

                                   CIRCLE ONE

Are all accounts receivable being collected within terms? Yes (No)
Are all post-petition liabilities, including taxes, being paid within terms?
(Yes) No
Have any pre-petition liabilities been paid? (Yes) No If so, describe:
OUTSTANDING UTILITIES, NOTES PAYABLE FOR FIXED ASSETS (CRANES, FORKLIFT, TRUCK & BACKHOE) & PAYROLL TAXES.
Are all funds received being deposited into DIP bank accounts?  (Yes)  No
Were any assets disposed of outside the normal course of business?  Yes (No)
If so, describe ________________________________________________________
Are all U.S. Trustee Quarterly Fee Payments current?   (Yes) No
What is the status of your Plan of Reorganization? Debtor has not yet filed a plan but is in preliminary negotiations with various secured parties.

I certify under penalty of perjury that the following complete Monthly Operating Report (MOR), consisting of MOR-1 through

MOR-9 plus attachments, is true and correct.


SIGNED: /s/ Scott S. Kalish
        -------------------------------------
              (ORIGINAL SIGNATURE)


TITLE:             Treasurer
        -------------------------------------

MOR-1                                                           Revised 07/01/98

CASE NAME: Knight Equipment & Manufacturing Corp.     CASE NUMBER:  98-54130-RBK

                           COMPARATIVE BALANCE SHEETS

                                   FILING DATE*        MONTH         MONTH     MONTH     MONTH     MONTH    MONTH
                                     08/27/98        SEPTEMBER 98   OCTOBER 98
-----------------------------------------------------------------------------------------------------------------
 ASSETS
 CURRENT ASSETS
 Cash                                    94,343*      117,241        125,011
 Accounts Receivable, Net             1,554,340     1,606,827      1,629,115
 Inventory: Lower of Cost or Market   6,997,595     6,992,595      6,982,595
 Prepaid Expenses                        24,580       165,108        157,657
 Investments
 Other
                                     ----------    ----------     ----------
 TOTAL CURRENT ASSETS                 8,670,858     8,881,771      8,894,378
                                     ----------    ----------     ----------

 PROPERTY, PLANT & EQUIP, @ COST      1,528,769**   1,534,072      1,534,072
 Less Accumulated Depreciation          389,201       400,053        410,905
 NET BOOK VALUE OF PP & E             1,139,568     1,134,019      1,123,167
 OTHER ASSETS:
    1.  Tax Deposits - DEFERRED
        CREDIT                           64,044        64,044         64,044
    2.  Investments in Subs
    3.  Bond Issuance Cost; Net         113,858       113,588        113,588
    4.  Perry Gas Processor Files        35,000        35,000         35,000
                                     ----------    ----------     ----------
           TOTAL ASSETS              10,023,328    10,228,422     10,230,177
                                     ==========    ==========     ==========

                    * Per Schedules and Statement of Affairs

* ACTUAL CASH BALANCE ON 8/27/98, ALL OTHER INFORMATION REFLECTS 8/31/98 ENDING BALANCES, SINCE NO ADDITIONAL SIGNIFICANT ACTIVITIES WERE COMMENCED UNTIL AFTER SEPTEMBER 1ST.

** SCHEDULES SHOW PROPERTY, PLANTS & EQUIPMENT AT MARKET VALUE; WE HAVE CONVERTED TO COST FOR REPORTING PURPOSES TO THE U.S. TRUSTEE.

MOR-2                                                           Revised 07/01/98

CASE NAME: Knight Equipment & Manufacturing Corp.     CASE NUMBER:  98-54130-RBK

                           COMPARATIVE BALANCE SHEETS

                                           FILING DATE*       MONTH        MONTH      MONTH   MONTH   MONTH  MONTH
                                             08/27/98      SEPTEMBER 98  0CTOBER 98
------------------------------------------------------------------------------------------------------------------
  LIABILITIES & OWNERS EQUITY
  LIABILITIES:
  POST-PETITION LIABILITIES (MOR-4)                           324,543       398,957
  PRE-PETITION LABILITIES:
    Notes Payable-Secured                    2,755,328      2,750,590     2,736,099
    Priority Debt                              713,771        695,183       695,183
    Federal Income Tax
    FICA/Withholding                             6,643            851             0
    Unsecured Debt                           6,198,744      6,064,866*    5,925,845
    Other                                    2,436,612      2,436,509     2,436,509
                                            ----------     ----------    ----------
  TOTAL PRE-PETITION LIABILITIES            12,111,098     11,947,999    11,793,636
                                            ----------     ----------    ----------
TOTAL LIABILITIES                           12,111,098     12,272,542    12,192,593
                                            ----------     ----------    ----------
  OWNERS'S EQUITY (DEFICIT):
    PREFERRED STOCK
    COMMON STOCK                                 1,111          1,111         1,111
  ADDITIONAL PAID-IN CAPITAL                   356,210        356,210       356,210
  RETAINED EARNINGS: Filing Date            (2,445,091)    (2,445,091)   (2,445,091)
  RETAINED EARNINGS: Post Filing Date                          43,650       125,354
                                            ----------     ----------    ----------
  TOTAL OWNER'S EQUITY (NET WORTH)          (2,087,770)    (2,044,120)   (1,962,416)
                                            ----------     ----------    ----------
  TOTAL LIABILITIES & OWNER'S EQUITY        10,023,328     10,228,422    10,230,177
                                            ==========     ==========    ==========

                    * Per Schedules and Statement of Affairs

* THE REDUCTION IN UNSECURED DEBT RESULTED FROM A REDUCTION OF $139,021 IN UNEARNED REVENUE FROM A BALANCE OF $394,194 AT 9/30/98 TO $255,173 AT 10/31/98. THE UNEARNED REVENUE REPRESENTS THE PORTION OF A PREPAID CONTRACT, WHICH THE COMPANY IS CURRENTLY WORKING ON, THAT HAS NOT BEEN EARNED BASED ON CONSTRUCTION IN PROGRESS ACCOUNTING CALCULATIONS, A COPY OF WHICH HAS BEEN ATTACHED.

MOR-3                                                           Revised 07/01/98

Work in Progress
Earnings in Excess of Billings

October 1998

                    11-Nov-98
                    09:09:21 AM
                                                            Amoco 98-025
                                                    ----------------------------
Billings to Date:
    Intial Billing
    Progress Billing                                550,000.00
    Progress Billing
    Progress Billing
    Progress Billing
    Progress Billing
    Retainage
    Change Orders
                                                    ----------
         TL Billings to Date (10/31/98)             550,000.00           100.00%

Future Billings
    Progress Billings                                     0.00
    Progress Billings
    Progress Billings
    Retainage
    Change Orders
                                                    ----------
         TL Future Billings                               0.00             0.00%
                                                    ----------           -------
         TL Contract & Change Orders                550,000.00           100.00%
Costs to Date (10/31/98)                             84,010.62
Paid by Customer
                                                    ----------
Total Costs to Date (10/31/98)                       84,010.62            55.28%

Estimated Future Costs:
    Actual thru (11/11/98)                            5,964.85
    Paid by Customer
    Estimated Additional Costs                       62,004.00
                                                    ----------
         TL Estimated Future Costs                   67,968.85            44.72%
                                                    ----------           -------
         TL Estimated Costs                         151,979.47           100.00%

TL Contract & Change Orders                         550,000.00
TL % Complete                                            55.28%
                                                    ----------
                                                    304,026.86
TL Billings to Date (6/30/98)                       550,000.00
                                                    ----------
Earning in Excess of Billings (Current Accrual)    (245,973.14)

CASE NAME: Knight Equipment & Manufacturing Corp.     CASE NUMBER:  98-54130-RBK

                      SCHEDULE OF POST-PETITION LIABILITIES

                                      MONTH         MONTH      MONTH  MONTH  MONTH  MONTH
                                   SEPTEMBER 98   OCTOBER 98
-----------------------------------------------------------------------------------------
TRADE ACCOUNTS PAYABLES               15,856        52,791
TAX PAYABLE:
  Federal Payroll Taxes                7,770         2,553
  State Payroll & Sales                  244           462
  Ad Valorem Taxes                       245           245
  Other Taxes
TOTAL TAXES PAYABLE                    8,259         3,260
SECURED DEBT POST-PETITION           201,600       275,589
ACCRUED INTEREST PAYABLE               1,383         3,991
*ACCRUED PROFESSIONAL FEES:                0             0
OTHER ACCRUED LIABILITIES:
  1.  INTEREST & PENALTIES
        ON PRE-PETITION TAXES          2,525         2,525
  2.  PAYROLL COSTS (NET OF
        TAXES)                        25,057        14,306
  3.  NOTE PAYABLE FOR FINANCED
       INSURANCE                      69,863        46,495
                                     -------       -------
TOTAL POST-PETITION LIABILITIES
  (MOR-3)                            324,543       398,957
                                     =======       =======

* Payment Requires Court Approval

MOR-4                                                           Revised 07/01/98

CASE NAME: Knight Equipment & Manufacturing Corp.     CASE NUMBER:  98-54130-RBK

                       AGING OF POST-PETITION LIABILITIES
                                MONTH OCTOBER 98


                              TRADE                         AD-VALOREM,
   DAYS           TOTAL       ACCTS  FED TAXES STATE TAXES  OTHER TAXES   OTHER
--------------------------------------------------------------------------------
   0-30          138,441     44,523    2,553       462           0        90,903
   31-60         260,516      8,268*       0         0         245       252,003
   61-90
    91+
                 -------     ------    -----       ---         ---       -------
   TOTAL         398,957     52,791    2,553       462         245       342,906
                 =======     ======    =====       ===         ===       =======

                          AGING OF ACCOUNTS RECEIVABLE

   MONTH     SEPTEMBER 98   OCTOBER 98
--------------------------------------------------------------------------------
 0-30 DAYS       52,487        22,563
31-60 DAYS        2,312        52,112
61-90 DAYS       14,895         5,812
 91+ DAYS     1,546,636     1,558,031
              ---------     ---------
   TOTAL      1,616,330     1,638,518
              =========     =========

* OF THE $8,268 TRADE ACCOUNTS PAYABLE OVER 31 DAYS OF OCTOBER 31, 1998, $3,995 WAS PAID IN NOVEMBER 1998. THE BALANCE OF $4,273 ARE INVOICES FOR RENTALS OF LAND (STORAGE AND WORK YARDS) OFFICE EQUIPMENT (COPIERS) AND AUTOMOBILES (WHICH WERE SUBSEQUENTLY RETURNED).

MOR-5                                                           Revised 07/01/98

CASE NAME: Knight Equipment & Manufacturing Corp.     CASE NUMBER:  98-54130-RBK

                           STATEMENT OF INCOME (LOSS)

                                                                       FILING TO
            MONTH                            SEPTEMBER  OCTOBER 98        DATE
                                                 98
--------------------------------------------------------------------------------
     REVENUES (MOR-1)                        196,843      245,332       442,175
     TOTAL COST OF REVENUES                   67,321       87,565       154,886
                                             -------       ------       -------
     GROSS PROFIT                            129,522      157,767       287,289
                                             =======       ======       =======
     OPERATING EXPENSES:
           Selling & Marketing                   0           0             0
           General & Administrative           35,942       16,501        52,443
           Insiders Compensation              27,012       33,139        60,151
           Professional Fees                      11        7,550         7,561
           Other (attach list)                   0                         0
                                             -------       ------       -------
     TOTAL OPERATING EXPENSES                 62,965       57,190       120,155
                                             =======       ======       =======
     INCOME BEFORE INT, DEPR/TAX (MOR-1)      66,557      100,577       167,134
     INTEREST EXPENSE                         12,055        8,021        20,076
     DEPRECIATION                             10,852       10.852        21,704
     OTHER (INCOME) EXPENSES*                    0                         0
     OTHER ITEMS**                               0                         0
     TOTAL INT, DEPR & OTHER ITEMS            22,907       18,873        41,780
                                             -------       ------       -------
     NET INCOME BEFORE TAXES                  43,650       81,704       125,354
     FEDERAL INCOME TAXES                        0           0             0
                                             -------       ------       -------
     NET INCOME (LOSS) (MOR-1)                43,650       81,704       125,354
                                             =======       ======       =======

    Accrual Accounting Required, Otherwise Footnote with Explanation.
*   Footnote Mandatory
** Unusual and/or infrequent item(s) outside the ordinary course of business; requires footnote

MOR-6                                                           Revised 07/01/98

CASE NAME: Knight Equipment & Manufacturing Corp.     CASE NUMBER:  98-54130-RBK

                                                       MONTH         MONTH     MONTH   MONTH   MONTH   MONTH  FILING TO
                                                    SEPTEMBER 98  OCTOBER 98                                     DATE
-----------------------------------------------------------------------------------------------------------------------
    CASH RECEIPTS AND
    DISBURSEMENTS
   1.  CASH - BEGINNING OF MONTH                       94,343       117,241                                     94,343
                                                      =======       =======                                    =======
  RECEIPTS:
   2.  CASH SALES                                      27,953        86,596                                    114,459
   3.  COLLECTION OF ACCOUNTS RECEIVABLE
   4.  LOANS & ADVANCES (attach list)                 201,600        73,389                                    275,989
   5.  SALE OF ASSETS
   6.  OTHER (attach list)                              9,266         2,675                                     11,941
                                                      -------       -------                                    -------
    TOTAL RECEIPTS**                                  238,819       163,170                                    401,989
                                                      =======       =======                                    =======
   (Withdrawal) Contribution by Individual
      Debtor MFR-2*
   DISBURSEMENTS:
   7.  NET PAYROLL                                     88,038        71,850                                    159,888
   8.  PAYROLL TAXES PAID                              25,079        23,605                                     48,684
   9.  SALES,USE & OTHER TAXES PAID                     1,060            99                                      1,159
  10.  SECURED / RENTAL / LEASES                       16,011         4,582                                     20,593
  11.  UTILITIES                                       12,265         5,905                                     18,170
  12.  INSURANCE                                       60,890        17,185                                     78,075
  13.  INVENTORY PURCHASES
  14.  VEHICLE EXPENSES                                 2,346           300                                      2,646
  15.  TRAVEL & ENTERTAINMENT                           4,023         2,853                                      6,876
  16.  REPAIRS, MAINTENANCE & SUPPLIES                  3,160        27,521                                     30,681
  17.  ADMINISTRATIVE & SELLING                         3,049          0                                         3,049
  18.  OTHER (attach list)
                                                      -------       -------                                    -------
    TOTAL DISBURSEMENTS FROM OPERATIONS               215,921       153,900                                    369,821
                                                      =======       =======                                    =======
  19.  PROFESSIONAL FEES                                 0
  20.  U.S. TRUSTEE FEES                                 0            1,500                                      1,500
  21.  OTHER REORGANIZATION EXPENSES (ATTACH LIST)       0
                                                      -------       -------                                    -------
  TOTAL  DISBURSEMENTS**                              215,921       155,400                                    371,321
                                                      =======       =======                                    =======
  22.  NET CASH FLOW                                   22,898         7,770                                     30,668
  23.  CASH - END OF MONTH (MOR-2)                    117,241       125,011                                    125,011

 *  Applies to Individual debtor's only

** Numbers for the current month should balance (match) RECEIPTS and CHECKS/OTHER DISBURSEMENTS lines on MOR-8

MOR-7                                                           Revised 07/01/98

                     Knight Equipment & Manufacturing Corp.
                            Case Number: 98-54130-RBK
                            Form MOR-7 - October 1998
                                  Cash Receipts
                                Supportive Detail

       Date             Payee                      Description            Amount
       ----             -----                      -----------            ------
Receipts Detail
Item 2 - Cash Sales:
    05-Oct-98     W W Wood                  Crane Rental (W/ Operator)      375
    05-Oct-98     Waukeshaw Pierce          Scap Sale                     1,903
    16-Oct-98     K & D Sales               20,000 Gal Propane Tank       8,000
    16-Oct-98     Commercial Metals         Scap Sale                    21,100
    20-Oct-98     Gulf Port                 Rental Income                 3,500
    20-Oct-98     Luxor                     2 Used Compressor Cylinders  15,000
    23-Oct-98     Larry Slaughter           Small Portable Building       6,435
    29-Oct-98     Court Reporting           Photo Copies                     43
    30-Oct-98     NBSM                      Scap Sale                       750
    30-Oct-98     Ferex Metals              Scap Sale                    28,754
    30-Oct-08     Nabarrette                Scap Sale                       646
                                                                        -------
              Total Cash Sales                                           86,506

Item 4 - Loans & Advances:
    02-Oct-98     Sable Capital Partners    Dip Loan Advance             39,736
    09-Oct-98     Sable Capital Partners    Dip Loan Advance              1,000
    14-Oct-98     Sable Capital Partners    Dip Loan Advance             33,253
                                                                        -------
              Total Loans & Advances:                                    73,989
Item 6 - Other:
    13-Oct-98     A. I. Credit              Refund received in error      2,675
                                                                        -------
              Total Other                                                 2,675
                                                                        -------
      Total Receipts                                                    163,170
                                                                        =======

CASE NAME: Knight Equipment & Manufacturing Corp.     CASE NUMBER:  98-54130-RBK

                           CASH ACCOUNT RECONCILIATION
                               MONTH OF SEPTEMBER 98

      BANK NAME
      ACCOUNT NUMBER                       #20052910     #            #
      ACCOUNT TYPE                         OPERATING     PAYROLL      TAX    OTHER FUNDS      TOTAL
                                           ---------     -------      ---    -----------      -----
      BANK BALANCE                           63,695         0          0        99,316       163,011
      DEPOSIT IN TRANSIT                       0            0          0           0            0
      OUTSTANDING CHECKS                     38,000         0          0           0          38,000
      ADJUSTED BANK BALANCE                  25,695         0          0        99,316       125,011
      BEGINNING CASH - PER BOOKS              7,925         0          0        99,316       117,241
      RECEIPTS                              163,170         0          0           0         163,170
      TRANSFERS BETWEEN ACCOUNTS               0            0          0           0            0
      (WITHDRAWAL) CONTRIBUTION - BY           0            0          0           0            0
      INDIVIDUAL DEBTOR MFR-2
      CHECKS/OTHER DISBURSEMENTS            155,400         0          0           0         155,400
      ENDING CASH - PER BOOKS                25,695         0          0        99,316       125,011

*** Numbers for the current month should balance (match) TOTAL RECEIPTS and TOTAL DISBURSEMENTS lines on MOR-7.

*RECAP OF OTHER ACCOUNTS:

          FIRST UNION NATIONAL BANK          2576000025              94,471
          ATASCOSA NATIONAL BANK                N/A                   2,428
          JOURDANTON STATE BANK                 4033590                  57
          PETTY CASH                            N/A                   2,258
          FROST BANK - FIRST PAY                N/A                     102
                                                                   --------
                                                                     99,316

MOR-8                                                           Revised 07/01/98

CASE NAME: Knight Equipment & Manufacturing Corp.     CASE NUMBER:  98-54130-RBK

                     PAYMENTS TO INSIDERS AND PROFESSIONALS

Of the total disbursements shown for the month, list the amount paid to insiders (as defined in Section 101(31) (A)-(F) of the U. S. Bankruptcy Code) and the professionals. Also, for insiders identify the type of compensation paid (e.g., salary, commission, bonus, etc.) (Attach additional pages as necessary.)

                                       MONTH    MONTH  MONTH  MONTH  MONTH MONTH
INSIDERS:  NAME/POSITION/COMP TYPE   SEPTEMBER OCTOBER
                                         98      98
--------------------------------------------------------------------------------
1.  DERAL KNIGHT - CEO - SALARY        9,926     12,407
2.  DERAL KNIGHT - CEO - AUTO          1,746      1,746
3.  BARRY LAIDLAW - PRES. -SALARY      5,385      6,731
4.  BARRY LAIDLAW - PRES. - AUTO         755        755
5.  SCOTT KALISH - TREAS. - SALARY     6,000      7,500
6.  SHIRLEY J. BOYLE - SEC. - SALARY   3,200      4,000
                                      ------     ------
TOTAL INSIDERS (MOR-1)                27,012     33,139
                                      ======     ======


        PROFESSIONALS             MONTH      MONTH  MONTH  MONTH  MONTH  MONTH
      NAME/ORDER DATE            SEPTEMBER  OCTOBER
                                    98         98
--------------------------------------------------------------------------------
1. The PWS Group                             7,500*
2.
3.
4.
5.
6.
                                   ---       -----
TOTAL PROFESSIONALS (MOR-1)         0        7,550
                                   ===       =====

* Application of Prepayment, Non Cash Transaction

MOR-9